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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-62054 and 333-69054), Form S-4 (Nos. 333-62050
and 333-97727) and Form S-8 (Nos. 333-64179, 333-87593, 333-41944, 333-58046,
333-97729, 333-100426 and 333-107832) of eBay Inc. of our report dated March 4,
2004 relating to the Consolidated Financial Statements and the financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, CA
March 4, 2004